UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): January 24, 2008

                          --------------------------

                     WACHOVIA AUTO LOAN OWNER TRUST 2008-1
            (Exact name of registrant as specified in its charter)

                              WDS RECEIVABLES LLC
             (Exact name of depositor as specified in its charter)

                      WACHOVIA BANK, NATIONAL ASSOCIATION
              (Exact name of sponsor as specified in its charter)

                          --------------------------

            Delaware               333-138043-03               20-0776201
(State or other jurisdiction of     333-138043                 20-4539495
         incorporation)            (Commission               (IRS Employer
                                   File Number)             Identification No.)

                          ---------------------------

         c/o Wilmington Trust Company, as Owner Trustee                      444 East Warm Springs Road, Suite 116
                    1100 North Market Street                                        Las Vegas, Nevada 89119
                Wilmington, Delaware 19890-1605                                          (702) 407-4317
              Attn: Corporate Trust Administration                    (Address of principal executive offices of depositor
                         (302) 636-6000                                      including zip code and phone number )
(Address of principal executive offices of registrant including                               N/A
                   zip code and phone number)                        (Former name or former address, if changed since last
                              N/A                                                           report)
 (Former name or former address, if changed since last report)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_} Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_} Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_} Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_} Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

         On January 24, 2008, Wachovia Auto Loan Owner Trust 2008-1 issued $107,000,000 of 3.9433% Class A-1 Asset Backed Notes, $30,000,000 of 4.04%
Class A-2a Asset Backed Notes, $174,000,000 of LIBOR plus 0.85% Class A-2b Asset Backed Notes, $129,000,000 of 4.27% Class A-3 Asset Backed Notes, $60,000,000 of 4.59% Class A-4 Asset Backed Notes, 22,455,000 of 5.12% Class B
Asset Backed Notes, $26,946,000 of 5.89% Class C Asset Backed Notes, $34,431,000 of 7.60% Class D Asset Backed Notes and $14,970,000 of 9.05% Class E Asset Backed Notes.

         The Class A-1 Asset Backed Notes, the Class A-2a Asset Backed Notes, the Class A-2b Asset Backed Notes and the Class A-3 Asset Backed Notes were sold pursuant to (i) the prospectus, dated January 15, 2008, together with the related preliminary prospectus supplement, dated January 18, 2008 (together, the "Preliminary Prospectus"), filed with the Securities Exchange Commission pursuant to Rule 424(b)(3), and (ii) the base prospectus, dated January 15, 2008, together with the related prospectus supplement, dated January 18, 2008 (together, the "Prospectus"), filed with the Securities Exchange Commission pursuant to Rule 424(b)(5). Each of the Preliminary Prospectus and the Prospectus relate to registration statement number 333-138043.

         Final copies of the Underwriting Agreement, the Amended and Restated Trust Agreement, the Indenture, the Sale and Servicing Agreement, the Administration Agreement, the Receivables Purchase Agreement, and the tax matters and legality opinions of Sidley Austin LLP are attached as exhibits hereto.

Item 9.01.        Financial Statements and Exhibits.

                  (d) Exhibits. The exhibits filed in response to Item 601 of Regulation S-K are listed in the Exhibit Index.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               WDS RECEIVABLES LLC



                                         By:     /s/ Keith Ford
                                            ------------------------------
                                                     Keith Ford
                                              Assistant Vice President

Dated:  January 25, 2008

                                 Exhibit Index
                                 -------------


Exhibit        Description
-------        -----------

1.1 Underwriting Agreement, dated January 18, 2008, among Wachovia Dealer Services, Inc. ("Wachovia Dealer Services"), WDS Receivables LLC (the "Depositor") and Wachovia Capital Markets, LLC, as representative of the Underwriters named therein.

4.1 Indenture, dated as of January 1, 2008, between Wachovia Auto Loan Owner Trust 2008-1 (the "Trust") and U.S. Bank National Association (the "Indenture Trustee").

4.2 Amended and Restated Trust Agreement, dated as of January 1, 2008, between the Depositor and Wilmington Trust Company, as owner trustee.

5.1            Opinion of Sidley Austin LLP regarding legality.

8.1            Opinion of Sidley Austin LLP regarding certain tax matters.

23.1           Consent of Sidley Austin LLP (included in Exhibits 5.1 and
               8.1).

99.1 Sale and Servicing Agreement, dated as of January 1, 2008, among the Trust, the Depositor, the Indenture Trustee and Wachovia Bank, National Association ("Wachovia Bank"), as Master Servicer.

99.2 Administration Agreement, dated as of January 1, 2008, among the Trust, the Depositor, the Indenture Trustee and Wachovia Bank, as Administrator.

99.3 Receivables Purchase Agreement, dated as of January 1, 2008, between WDS Receivables LLC, as purchaser and Wachovia Dealer Services, as seller.